Exhibit 99.1

Bank of Hawaii Corporation First Quarter 2022 Financial Results

•	Diluted Earnings Per Common Share $1.32
•	Net Income $54.8 Million
•	Board of Directors Declares Dividend of $0.70 Per Common Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (April 25, 2022) -- Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per common share of $1.32 for the first quarter of 2022, compared with diluted earnings per common share of $1.55 in the previous quarter and $1.50 in the same quarter last year.  Net income for the first quarter of 2022 was $54.8 million, down 14.1% from the fourth quarter of 2021 and down 8.5% from the first quarter of 2021.

“Bank of Hawaii had a good start to 2022 with solid operating performance," said Peter Ho, Chairman, President, and CEO.  “We saw good continuing momentum in core loan and deposit growth and expansion in core net interest margin.  Asset quality continued its stable trend, and capital and liquidity remain strong.”

Financial Highlights

•

The return on average assets for the first quarter of 2022 was 0.97% compared with 1.12% in the previous quarter and 1.15% in the same quarter of 2021.  The return on average common equity for the first quarter of 2022 was 15.44% compared with 17.40% in the previous quarter and 17.65% in the same quarter of 2021.

o	The decrease from prior quarter was primarily driven by lower provision release and seasonal payroll expenses.
o	The decrease from prior year was primarily driven by lower provision release.

•

Net interest income for the first quarter of 2022 was $125.3 million, a decrease of 0.9% from the fourth quarter of 2021 and an increase of 3.9% from the first quarter of 2021.  Net interest margin was 2.34% in the first quarter of 2022, unchanged compared to the previous quarter and a decrease of 9 basis points from the same quarter of 2021.

o

One-time significant items in the fourth quarter of 2021 included a negative $0.9 million adjustment to net interest income for deferred mortgage loan fees related to prior quarters of 2021.  The adjustment had a negative impact of 2 basis points on the net interest margin.

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Bank of Hawaii Corporation First Quarter 2022 Financial Results	Page 2

•

The provision for credit losses for the first quarter of 2022 was a net benefit of $5.5 million compared with a net benefit of $9.7 million in the previous quarter and a net benefit of $14.3 million in the same quarter of 2021.

•	Noninterest income was $43.6 million in the first quarter of 2022, an increase of 2.3% from the previous quarter and an increase of 1.4% from the same quarter of 2021.

•	Noninterest expense was $103.9 million in the first quarter of 2022, an increase of 2.2% from the previous quarter and an increase of 5.1% from the same quarter of 2021.
o	Noninterest expense in the first quarter of 2022 included seasonal payroll expenses of approximately $3.7 million.
o	One-time significant items in the fourth quarter of 2021 included $1.2 million related to an increase in vacation carryover limits.
o

Noninterest expense in the first quarter of 2021 included seasonal payroll expenses of approximately $2.1 million, charges related to the rollout of contactless cards of $1.9 million, and separation expenses of $1.8 million.

•	The effective tax rate for the first quarter of 2022 was 22.15% compared with 17.08% in the previous quarter and 24.09% during the same quarter of 2021.
o	The fourth quarter of 2021 included a $3.6 million benefit due to larger than expected tax credits from 2020 and a reduction in the valuation allowance related to low-income housing partnerships.

Asset Quality

The Company’s overall asset quality continued to remain strong during the first quarter of 2022.

•

Total non-performing assets were $20.0 million at March 31, 2022, up by $1.0 million from December 31, 2021 and up $2.1 million from March 31, 2021.  Non-performing assets as a percentage of total loans and leases and foreclosed real estate were 0.16% at the end of the quarter, an increase of 1 basis point from the end of both the prior quarter and same quarter of 2021.

•	Net loan and lease charge-offs during the first quarter of 2022 were $1.5 million or 0.05% annualized of total average loans and leases outstanding.
o	Net loan and lease charge-offs for the first quarter of 2022 were comprised of charge-offs of $3.9 million partially offset by recoveries of $2.4 million.
o	Compared to the prior quarter, net loan and lease charge-offs increased by $0.8 million or 3 basis points annualized on total average loans and leases outstanding.
o	Compared to the same quarter of 2021, net loan and lease charge-offs decreased by $1.4 million or 5 basis points annualized on total average loans and leases outstanding.

•

The allowance for credit losses on loans and leases was $152.0 million at March 31, 2022, a decrease of $5.8 million from December 31, 2021 and $46.3 million from March 31, 2021.  The ratio of the allowance for credit losses to total loans and leases outstanding was 1.21% at the end of the quarter, down 8 basis points from the end of the prior quarter and down 42 basis points from the end of the same quarter of 2021.

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Bank of Hawaii Corporation First Quarter 2022 Financial Results	Page 3

Balance Sheet

•	Total assets were $23.0 billion at March 31, 2022, an increase of 0.9% from December 31, 2021 and an increase of 4.8% from March 31, 2021.

•	The investment securities portfolio was $8.7 billion at March 31, 2022, a decrease of 2.5% from December 31, 2021 and an increase of 16.8% from March 31, 2021.
o	The investment portfolio remains largely comprised of securities issued by U.S. government agencies and U.S. government-sponsored enterprises.
o	The increase from March 31, 2021 was primarily due to growth in deposits that outpaced loan growth.

•	Total loans and leases were $12.5 billion at March 31, 2022, an increase of 2.3% from December 31, 2021 and an increase of 3.3% from March 31, 2021.
o	Total loans and leases excluding PPP loans were $12.5 billion at March 31, 2022, an increase of 2.9% from December 31, 2021 and an increase of 9.4% from March 31, 2021.

•	Total deposits reached a new record high of $20.7 billion at March 31, 2022, an increase of 1.7% from December 31, 2021 and an increase of 5.9% from March 31, 2021.

Capital and Dividends

•	The Tier 1 Capital Ratio was 13.22% at March 31, 2022 compared with 13.56% at December 31, 2021 and 12.35% at March 31, 2021.
o	The increase from the same period in 2021 was driven by the issuance of $180 million of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A in the second quarter of 2021.

•	The Tier 1 Leverage Ratio was 7.30% at March 31, 2022 compared with 7.32% at December 31, 2021 and 6.61% at March 31, 2021.
o	The increase from the same period in 2021 was driven by the aforementioned issuance of preferred stock in the second quarter of 2021.

•

The Company repurchased 116.8 thousand shares of common stock at a total cost of $10.0 million under its share repurchase program in the first quarter of 2022 at an average cost of $85.34 per share repurchased.

o	Total remaining buyback authority under the share repurchase program was $75.8 million at March 31, 2022.

•

The Company’s Board of Directors declared a quarterly cash dividend of $0.70 per share on the Company’s outstanding common shares.  The dividend will be payable on June 14, 2022 to shareholders of record at the close of business on May 31, 2022.

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Bank of Hawaii Corporation First Quarter 2022 Financial Results	Page 4

•

On April 5, 2022, the Board of Directors declared the quarterly dividend payment of $10.94 per share, equivalent to $0.2735 per depositary share, on its preferred stock.  The depositary shares representing the Series A Preferred Stock are traded on the NYSE under the symbol “BOH.PRA.”  The dividend will be payable on May 2, 2022 to shareholders of record of the preferred stock at the close of business on April 18, 2022.

Conference Call Information

The Company will review its first quarter financial results today at 8:00 a.m. Hawaii Time (2:00 p.m. Eastern Time).  The live call, including a slide presentation, will be accessible on the investor relations link of Bank of Hawaii Corporation's website, www.boh.com.

•	The webcast link is https://edge.media-server.com/mmc/p/5x73dqat.
•

The toll-free number for the teleconference is 1 (844) 543-5235 in the United States and Canada and 1 (703) 318-2209 for other international callers.  Use the pass code “Bank of Hawaii” to access the call.

•

A replay of the conference call will be available for one week beginning approximately 11:00 a.m. Hawaii Time on Monday, April 25, 2022.  The replay number is 1 (855) 859-2056 in the United States and Canada and 1 (404) 537-3406 from other international locations. Enter the conference ID 4637209 when prompted. In addition, the replay will be available on the Company's website, www.boh.com.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties that could cause results to be materially different from expectations. Forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations are examples of certain of these forward-looking statements.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors.  More information about these factors is contained in Bank of Hawaii Corporation's Annual Report on Form 10-K for the year ended December 31, 2021 which was filed with the U.S. Securities and Exchange Commission.  These forward-looking statements are not guarantees of future performance and speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

Bank of Hawaii Corporation is an independent regional financial services company serving businesses, consumers, and governments in Hawaii and the West Pacific.  The Company's principal subsidiary, Bank of Hawai'i, was founded in 1897.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

# # # #

Bank of Hawaii Corporation and Subsidiaries
Financial Highlights			Table 1
	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2022	2021	2021
For the Period:
Operating Results
Net Interest Income	$125,263	$126,388	$120,569
Provision for Credit Losses	(5,500)	(9,700)	(14,300)
Total Noninterest Income	43,551	42,574	42,970
Total Noninterest Expense	103,874	101,678	98,865
Net Income	54,834	63,837	59,949
Basic Earnings Per Common Share	1.33	1.56	1.51
Diluted Earnings Per Common Share	1.32	1.55	1.50
Dividends Declared Per Common Share	0.70	0.70	0.67

Performance Ratios
Return on Average Assets	0.97%	1.12%	1.15%
Return on Average Shareholders' Equity	14.18	15.92	17.65
Return on Average Common Equity	15.44	17.40	17.65
Efficiency Ratio [1]	61.53	60.18	60.45
Net Interest Margin [2]	2.34	2.34	2.43
Dividend Payout Ratio [3]	52.63	44.87	44.37
Average Shareholders' Equity to Average Assets	6.87	7.02	6.51

Average Balances
Average Loans and Leases	$12,290,402	$12,086,705	$11,952,587
Average Assets	22,847,488	22,666,280	21,150,670
Average Deposits	20,426,076	20,222,470	18,665,222
Average Shareholders' Equity	1,568,725	1,590,600	1,377,272

Per Share of Common Stock
Book Value	$31.50	$35.57	$33.67
Tangible Book Value	30.71	34.78	32.89
Market Value
Closing	83.92	83.76	89.49
High	92.38	88.96	99.10
Low	79.60	78.73	75.65

	March 31,	December 31,	March 31,
	2022	2021	2021
As of Period End:
Balance Sheet Totals
Loans and Leases	$12,544,492	$12,259,076	$12,140,703
Total Assets	23,000,317	22,784,941	21,947,271
Total Deposits	20,716,287	20,360,108	19,556,651
Other Debt	10,367	10,391	60,459
Total Shareholders' Equity	1,448,885	1,611,611	1,360,221

Asset Quality
Non-Performing Assets	$19,979	$18,966	$17,883
Allowance for Credit Losses - Loans and Leases	152,028	157,821	198,343
Allowance to Loans and Leases Outstanding [4]	1.21%	1.29%	1.63%

Capital Ratios [5]
Common Equity Tier 1 Capital Ratio	11.83%	12.12%	12.35%
Tier 1 Capital Ratio	13.22	13.56	12.35
Total Capital Ratio	14.41	14.81	13.61
Tier 1 Leverage Ratio	7.30	7.32	6.61
Total Shareholders' Equity to Total Assets	6.30	7.07	6.20
Tangible Common Equity to Tangible Assets [6]	5.39	6.15	6.06
Tangible Common Equity to Risk-Weighted Assets [6]	9.77	11.44	11.78

Non-Financial Data
Full-Time Equivalent Employees	2,084	2,056	2,058
Branches	54	54	63
ATMs	307	307	361

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[3] Dividend payout ratio is defined as dividends declared per common share divided by basic earnings per common share.
[4] The numerator comprises the Allowance for Credit Losses - Loans and Leases.
[5] Regulatory capital ratios as of March 31, 2022 are preliminary.

[6]  Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures.  Tangible common equity is defined by the Company as common shareholders' equity minus goodwill.

See Table 2 "Reconciliation of Non-GAAP Financial Measures".

Bank of Hawaii Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures			Table 2
	March 31,	December 31,	March 31,
(dollars in thousands)	2022	2021	2021

Total Shareholders' Equity	$1,448,885	$1,611,611	$1,360,221
Less: Preferred Stock	180,000	180,000	-
Goodwill	31,517	31,517	31,517
Tangible Common Equity	$1,237,368	$1,400,094	$1,328,704

Total Assets	23,000,317	22,784,941	21,947,271
Less: Goodwill	31,517	31,517	31,517
Tangible Assets	$22,968,800	$22,753,424	$21,915,754

Risk-Weighted Assets, determined in accordance
with prescribed regulatory requirements [1]	$12,663,646	$12,236,805	$11,275,565

Total Shareholders' Equity to Total Assets	6.30%	7.07%	6.20%
Tangible Common Equity to Tangible Assets (Non-GAAP)	5.39%	6.15%	6.06%

Tier 1 Capital Ratio [1]	13.22%	13.56%	12.35%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP) [1]	9.77%	11.44%	11.78%

[1] Regulatory capital ratios as of March 31, 2022 are preliminary.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income			Table 3
	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2022	2021	2021
Interest Income
Interest and Fees on Loans and Leases	$94,439	$97,853	$99,299
Income on Investment Securities
Available-for-Sale	17,100	15,850	15,837
Held-to-Maturity	18,701	18,325	13,300
Deposits	4	1	7
Funds Sold	127	104	137
Other	202	176	185
Total Interest Income	130,573	132,309	128,765
Interest Expense
Deposits	2,353	2,898	4,329
Securities Sold Under Agreements to Repurchase	2,772	2,834	3,533
Funds Purchased	2	6	1
Other Debt	183	183	333
Total Interest Expense	5,310	5,921	8,196
Net Interest Income	125,263	126,388	120,569
Provision for Credit Losses	(5,500)	(9,700)	(14,300)
Net Interest Income After Provision for Credit Losses	130,763	136,088	134,869
Noninterest Income
Trust and Asset Management	11,276	11,693	11,278
Mortgage Banking	2,740	2,908	5,862
Service Charges on Deposit Accounts	7,272	6,861	6,128
Fees, Exchange, and Other Service Charges	12,952	14,439	13,607
Investment Securities Losses, Net	(1,545)	(1,258)	(1,203)
Annuity and Insurance	791	876	702
Bank-Owned Life Insurance	2,349	1,907	1,917
Other	7,716	5,148	4,679
Total Noninterest Income	43,551	42,574	42,970
Noninterest Expense
Salaries and Benefits	59,924	59,434	56,251
Net Occupancy	9,826	9,028	9,090
Net Equipment	9,153	9,105	8,878
Data Processing	4,560	4,696	6,322
Professional Fees	3,258	3,427	3,406
FDIC Insurance	1,502	1,619	1,654
Other	15,651	14,369	13,264
Total Noninterest Expense	103,874	101,678	98,865
Income Before Provision for Income Taxes	70,440	76,984	78,974
Provision for Income Taxes	15,606	13,147	19,025
Net Income	$54,834	$63,837	$59,949
Preferred Stock Dividends	1,969	1,969	-
Net Income Available to Common Shareholders	$52,865	$61,868	$59,949
Basic Earnings Per Common Share	$1.33	$1.56	$1.51
Diluted Earnings Per Common Share	$1.32	$1.55	$1.50
Dividends Declared Per Common Share	$0.70	$0.70	$0.67
Basic Weighted Average Common Shares	39,752,679	39,741,063	39,827,590
Diluted Weighted Average Common Shares	39,956,391	39,955,525	40,071,477

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income (Loss)			Table 4
	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2022	2021	2021
Net Income	$54,834	$63,837	$59,949
Other Comprehensive Loss, Net of Tax:
Net Unrealized Losses on Investment Securities	(180,124)	(26,244)	(50,050)
Defined Benefit Plans	353	8,430	441
Other Comprehensive Loss	(179,771)	(17,814)	(49,609)
Comprehensive Income (Loss)	$(124,937)	$46,023	$10,340

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition			Table 5
	March 31,	December 31,	March 31,
(dollars in thousands)	2022	2021	2021
Assets
Interest-Bearing Deposits in Other Banks	$2,488	$2,571	$4,506
Funds Sold	356,373	361,536	1,101,631
Investment Securities
Available-for-Sale	4,258,534	4,276,056	4,024,763
Held-to-Maturity (Fair Value of $4,171,262; $4,646,619; $3,477,346)	4,489,615	4,694,780	3,464,360
Loans Held for Sale	5,293	26,746	18,320
Loans and Leases	12,544,492	12,259,076	12,140,703
Allowance for Credit Losses	(152,028)	(157,821)	(198,343)
Net Loans and Leases	12,392,464	12,101,255	11,942,360
Total Earning Assets	21,504,767	21,462,944	20,555,940
Cash and Due from Banks	236,193	196,327	286,717
Premises and Equipment, Net	199,743	199,393	198,107
Operating Lease Right-of-Use Assets	93,563	95,621	97,750
Accrued Interest Receivable	45,392	45,242	47,917
Foreclosed Real Estate	2,332	2,332	2,332
Mortgage Servicing Rights	23,968	22,251	22,320
Goodwill	31,517	31,517	31,517
Bank-Owned Life Insurance	446,926	344,587	291,764
Other Assets	415,916	384,727	412,907
Total Assets	$23,000,317	$22,784,941	$21,947,271

Liabilities
Deposits
Noninterest-Bearing Demand	7,500,741	7,275,287	6,227,436
Interest-Bearing Demand	4,591,178	4,628,567	4,379,243
Savings	7,701,849	7,456,165	7,474,580
Time	922,519	1,000,089	1,475,392
Total Deposits	20,716,287	20,360,108	19,556,651
Securities Sold Under Agreements to Repurchase	450,490	450,490	600,490
Other Debt	10,367	10,391	60,459
Operating Lease Liabilities	101,274	103,210	105,820
Retirement Benefits Payable	38,008	38,494	50,687
Accrued Interest Payable	2,545	2,499	4,109
Taxes Payable	17,265	11,901	15,599
Other Liabilities	215,196	196,237	193,235
Total Liabilities	21,551,432	21,173,330	20,587,050
Shareholders' Equity
Preferred Stock ($.01 par value; authorized 180,000 shares;
issued / outstanding: March 31, 2022 and December 31, 2021 - 180,000)	180,000	180,000	-
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: March 31, 2022 - 58,717,811 / 40,288,365;
December 31, 2021 - 58,554,669 / 40,253,193; and March 31, 2021 - 58,553,365 / 40,394,234)	582	581	580
Capital Surplus	607,061	602,508	594,804
Accumulated Other Comprehensive Loss	(246,153)	(66,382)	(41,787)
Retained Earnings	1,974,790	1,950,375	1,844,057
Treasury Stock, at Cost (Shares: March 31, 2022 - 18,429,446; December 31, 2021 - 18,301,476;
and March 31, 2021 - 18,159,131)	(1,067,395)	(1,055,471)	(1,037,433)
Total Shareholders' Equity	1,448,885	1,611,611	1,360,221
Total Liabilities and Shareholders' Equity	$23,000,317	$22,784,941	$21,947,271

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity									Table 6
						Accum.
						Other
						Compre-
	Preferred		Common			hensive
	Shares	Preferred	Shares	Common	Capital	Income	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2021	180,000	$180,000	40,253,193	$581	$602,508	$(66,382)	$1,950,375	$(1,055,471)	$1,611,611
Net Income	-	-	-	-	-	-	54,834	-	54,834
Other Comprehensive Loss	-	-	-	-	-	(179,771)	-	-	(179,771)
Share-Based Compensation	-	-	-	-	4,010	-	-	-	4,010
Common Stock Issued under Purchase and
Equity Compensation Plans	-	-	197,783	1	543	-	(185)	2,036	2,395
Common Stock Repurchased	-	-	(162,611)	-	-	-	-	(13,960)	(13,960)
Cash Dividends Declared Common Stock
($0.70 per share)	-	-	-	-	-	-	(28,265)	-	(28,265)
Cash Dividends Declared Preferred Stock	-	-	-	-	-	-	(1,969)	-	(1,969)
Balance as of March 31, 2022	180,000	$180,000	40,288,365	$582	$607,061	$(246,153)	$1,974,790	$(1,067,395)	$1,448,885

Balance as of December 31, 2020	-	-	40,119,312	580	591,360	7,822	1,811,979	(1,037,234)	1,374,507
Net Income	-	-	-	-	-	-	59,949	-	59,949
Other Comprehensive Loss	-	-	-	-	-	(49,609)	-	-	(49,609)
Share-Based Compensation	-	-	-	-	2,780	-	-	-	2,780
Common Stock Issued under Purchase and
Equity Compensation Plans	-	-	310,905	-	664	-	(845)	2,990	2,809
Common Stock Repurchased	-	-	(35,983)	-	-	-	-	(3,189)	(3,189)
Cash Dividends Declared Common Stock
($0.67 per share)	-	-	-	-	-	-	(27,026)	-	(27,026)
Balance as of March 31, 2021	-	$-	40,394,234	$580	$594,804	$(41,787)	$1,844,057	$(1,037,433)	$1,360,221

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis [1]								Table 7
	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2022			December 31, 2021			March 31, 2021
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$3.4	$-	0.45%	$2.2	$-	0.05%	$3.2	$-	0.93%
Funds Sold	238.5	0.1	0.21	273.2	0.1	0.15	550.6	0.1	0.10
Investment Securities
Available-for-Sale
Taxable	4,399.9	17.1	1.56	4,308.6	15.8	1.47	4,007.9	15.8	1.57
Non-Taxable	3.0	-	1.93	5.8	0.1	3.67	12.3	0.1	4.27
Held-to-Maturity
Taxable	4,567.4	18.6	1.63	4,757.4	18.1	1.52	3,385.8	13.1	1.55
Non-Taxable	35.8	0.2	2.10	58.0	0.3	2.31	38.1	0.2	2.55
Total Investment Securities	9,006.1	35.9	1.59	9,129.8	34.3	1.50	7,444.1	29.2	1.57
Loans Held for Sale	13.7	0.1	2.78	20.8	0.1	2.85	26.2	0.2	2.76
Loans and Leases [2]
Commercial and Industrial	1,421.9	10.8	3.08	1,478.0	14.6	3.92	1,904.5	14.3	3.05
Commercial Mortgage	3,158.8	21.7	2.80	3,075.1	22.2	2.86	2,846.0	21.3	3.04
Construction	227.6	2.1	3.68	246.8	2.2	3.50	264.1	2.3	3.48
Commercial Lease Financing	98.8	0.4	1.45	107.4	0.3	1.12	106.4	0.4	1.43
Residential Mortgage	4,343.3	34.9	3.21	4,293.6	33.9	3.16	4,146.6	35.9	3.46
Home Equity	1,898.9	13.3	2.83	1,757.8	12.8	2.88	1,594.1	12.6	3.20
Automobile	737.4	5.9	3.23	730.2	6.1	3.34	708.3	6.1	3.51
Other [3]	403.7	5.5	5.47	397.8	5.8	5.79	382.6	6.4	6.75
Total Loans and Leases	12,290.4	94.6	3.10	12,086.7	97.9	3.22	11,952.6	99.3	3.35
Other	36.7	0.2	2.21	34.4	0.2	2.05	33.4	0.2	2.21
Total Earning Assets [4]	21,588.8	130.9	2.44	21,547.1	132.6	2.45	20,010.1	129.0	2.60
Cash and Due from Banks	233.3			231.3			270.7
Other Assets	1,025.4			887.9			869.9
Total Assets	$22,847.5			$22,666.3			$21,150.7

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	4,655.4	0.5	0.04	4,685.7	0.7	0.06	4,186.4	0.6	0.06
Savings	7,540.6	1.1	0.06	7,443.2	1.2	0.06	7,016.6	1.5	0.09
Time	971.5	0.8	0.34	1,019.2	1.0	0.40	1,630.0	2.2	0.56
Total Interest-Bearing Deposits	13,167.5	2.4	0.07	13,148.1	2.9	0.09	12,833.0	4.3	0.14
Short-Term Borrowings	6.8	-	0.11	18.5	-	0.13	2.4	-	0.09
Securities Sold Under Agreements to Repurchase	450.5	2.8	2.46	450.5	2.8	2.46	600.5	3.6	2.35
Other Debt	10.4	0.2	7.05	10.4	0.2	7.05	60.5	0.3	2.22
Total Interest-Bearing Liabilities	13,635.2	5.4	0.16	13,627.5	5.9	0.17	13,496.4	8.2	0.24
Net Interest Income		$125.5			$126.7			$120.8
Interest Rate Spread			2.28%			2.28%			2.36%
Net Interest Margin			2.34%			2.34%			2.43%
Noninterest-Bearing Demand Deposits	7,258.6			7,074.4			5,832.2
Other Liabilities	385.0			373.8			444.8
Shareholders' Equity	1,568.7			1,590.6			1,377.3
Total Liabilities and Shareholders' Equity	$22,847.5			$22,666.3			$21,150.7

[1] Due to rounding, the amounts presented in this table may not tie to other amounts presented elsewhere in this report.
[2] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[3] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[4] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $254,000, $280,000, and $252,000 for the three months ended
March 31, 2022, December 31, 2021, and March 31, 2021, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended March 31, 2022
	Compared to December 31, 2021
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Investment Securities
Available-for-Sale
Taxable	$0.3	$1.0	$1.3
Non-Taxable	(0.1)	-	(0.1)
Held-to-Maturity
Taxable	(0.7)	1.2	0.5
Non-Taxable	(0.1)	-	(0.1)
Total Investment Securities	(0.6)	2.2	1.6
Loans and Leases
Commercial and Industrial	(2.3)	(1.5)	(3.8)
Commercial Mortgage	0.3	(0.8)	(0.5)
Construction	(0.2)	0.1	(0.1)
Commercial Lease Financing	-	0.1	0.1
Residential Mortgage	0.4	0.6	1.0
Home Equity	0.8	(0.3)	0.5
Automobile	0.1	(0.3)	(0.2)
Other [2]	0.1	(0.4)	(0.3)
Total Loans and Leases	(0.8)	(2.5)	(3.3)
Total Change in Interest Income	(1.4)	(0.3)	(1.7)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	-	(0.2)	(0.2)
Savings	-	(0.1)	(0.1)
Time	(0.1)	(0.1)	(0.2)
Total Interest-Bearing Deposits	(0.1)	(0.4)	(0.5)
Securities Sold Under Agreements to Repurchase	0.1	(0.1)	-
Total Change in Interest Expense	-	(0.5)	(0.5)

Change in Net Interest Income	$(1.4)	$0.2	$(1.2)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended March 31, 2022
	Compared to March 31, 2021
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.1)	$0.1	$-
Investment Securities
Available-for-Sale
Taxable	1.5	(0.2)	1.3
Non-Taxable	(0.1)	-	(0.1)
Held-to-Maturity
Taxable	4.8	0.7	5.5
Total Investment Securities	6.2	0.5	6.7
Loans Held for Sale	(0.1)	-	(0.1)
Loans and Leases
Commercial and Industrial	(6.0)	2.5	(3.5)
Commercial Mortgage	2.2	(1.8)	0.4
Construction	(0.3)	0.1	(0.2)
Commercial Lease Financing	0.1	(0.1)	-
Residential Mortgage	1.7	(2.7)	(1.0)
Home Equity	2.2	(1.5)	0.7
Automobile	0.3	(0.5)	(0.2)
Other [2]	0.3	(1.2)	(0.9)
Total Loans and Leases	0.5	(5.2)	(4.7)
Total Change in Interest Income	6.5	(4.6)	1.9

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.1	(0.2)	(0.1)
Savings	0.1	(0.5)	(0.4)
Time	(0.7)	(0.7)	(1.4)
Total Interest-Bearing Deposits	(0.5)	(1.4)	(1.9)
Securities Sold Under Agreements to Repurchase	(1.0)	0.2	(0.8)
Other Debt	(0.4)	0.3	(0.1)
Total Change in Interest Expense	(1.9)	(0.9)	(2.8)

Change in Net Interest Income	$8.4	$(3.7)	$4.7

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits			Table 9
	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2022	2021	2021
Salaries	$34,932	$35,758	$31,569
Incentive Compensation	6,111	6,699	5,914
Share-Based Compensation	3,799	3,396	2,584
Commission Expense	1,641	2,094	2,436
Retirement and Other Benefits	4,693	4,661	5,517
Payroll Taxes	4,944	2,585	3,968
Medical, Dental, and Life Insurance	3,234	3,981	2,424
Separation Expense	570	260	1,839
Total Salaries and Benefits	$59,924	$59,434	$56,251

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2022	2021	2021	2021	2021
Commercial
Commercial and Industrial	$1,354,757	$1,361,921	$1,325,446	$1,257,305	$1,288,496
PPP [1]	57,809	126,779	268,480	513,513	725,485
Commercial Mortgage	3,257,689	3,152,130	2,994,520	2,944,435	2,859,246
Construction	248,363	220,254	296,052	277,393	281,164
Lease Financing	98,107	105,108	107,526	110,500	104,980
Total Commercial	5,016,725	4,966,192	4,992,024	5,103,146	5,259,371
Consumer
Residential Mortgage	4,405,718	4,309,602	4,272,540	4,264,180	4,216,976
Home Equity	1,958,285	1,836,588	1,680,229	1,594,781	1,577,500
Automobile	742,934	736,565	727,234	714,729	710,407
Other [2]	420,830	410,129	400,723	364,542	376,449
Total Consumer	7,527,767	7,292,884	7,080,726	6,938,232	6,881,332
Total Loans and Leases	$12,544,492	$12,259,076	$12,072,750	$12,041,378	$12,140,703

Deposits
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2022	2021	2021	2021	2021
Consumer	$10,654,192	$10,438,844	$10,150,199	$9,848,285	$9,746,713
Commercial	8,818,477	8,641,932	8,767,733	8,675,909	8,241,102
Public and Other	1,243,618	1,279,332	1,575,746	1,645,515	1,568,836
Total Deposits	$20,716,287	$20,360,108	$20,493,678	$20,169,709	$19,556,651

[1] The PPP amounts presented, which are reported net of deferred costs and fees, were previously included as a component of the Commercial and Industrial loan class.
[2] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2022	2021	2021	2021	2021
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$99	$243	$209	$258	$293
Commercial Mortgage	8,065	8,205	8,309	8,413	8,503
Total Commercial	8,164	8,448	8,518	8,671	8,796
Consumer
Residential Mortgage	3,845	3,305	4,348	2,437	1,804
Home Equity	5,638	4,881	5,422	5,534	4,951
Total Consumer	9,483	8,186	9,770	7,971	6,755
Total Non-Accrual Loans and Leases	17,647	16,634	18,288	16,642	15,551
Foreclosed Real Estate	2,332	2,332	2,332	2,332	2,332
Total Non-Performing Assets	$19,979	$18,966	$20,620	$18,974	$17,883

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	22	-	-	-	9
Total Commercial	22	-	-	-	9
Consumer
Residential Mortgage	4,113	3,159	4,776	4,069	4,069
Home Equity	2,722	3,456	2,946	4,498	4,906
Automobile	504	729	395	277	604
Other [1]	649	426	593	434	828
Total Consumer	7,988	7,770	8,710	9,278	10,407
Total Accruing Loans and Leases Past Due 90 Days or More	$8,010	$7,770	$8,710	$9,278	$10,416
Restructured Loans on Accrual Status
and Not Past Due 90 Days or More	$54,136	$60,519	$62,787	$74,926	$74,216
Total Loans and Leases	$12,544,492	$12,259,076	$12,072,750	$12,041,378	$12,140,703

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.14%	0.14%	0.15%	0.14%	0.13%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.16%	0.15%	0.17%	0.16%	0.15%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans
and Leases and Commercial Foreclosed Real Estate	0.16%	0.17%	0.17%	0.17%	0.17%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans
and Leases and Consumer Foreclosed Real Estate	0.16%	0.14%	0.17%	0.15%	0.13%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.22%	0.22%	0.24%	0.23%	0.23%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$18,966	$20,620	$18,974	$17,883	$18,481
Additions	2,243	357	3,171	2,229	2,992
Reductions
Payments	(1,230)	(972)	(889)	(722)	(2,481)
Return to Accrual Status	-	(1,038)	(606)	(416)	(1,014)
Charge-offs/Write-downs	-	(1)	(30)	-	(95)
Total Reductions	(1,230)	(2,011)	(1,525)	(1,138)	(3,590)
Balance at End of Quarter	$19,979	$18,966	$20,620	$18,974	$17,883

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses			Table 12
	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2022	2021	2021
Balance at Beginning of Period	$164,297	$174,708	221,303

Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(349)	(217)	(248)
Consumer
Residential Mortgage	-	-	(4)
Home Equity	(68)	(5)	(16)
Automobile	(1,530)	(1,045)	(2,109)
Other [1]	(1,961)	(2,007)	(3,914)
Total Loans and Leases Charged-Off	(3,908)	(3,274)	(6,291)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	369	132	112
Consumer
Residential Mortgage	54	858	955
Home Equity	515	390	533
Automobile	739	476	919
Other [1]	745	746	856
Total Recoveries on Loans and Leases Previously Charged-Off	2,422	2,602	3,375
Net Charged-Off - Loans and Leases	(1,486)	(672)	(2,916)
Net Charged-Off - Accrued Interest Receivable	(47)	(39)	(308)
Provision for Credit Losses:
Loans and Leases	(4,307)	(9,427)	(14,993)
Accrued Interest Receivable	(367)	(214)	-
Unfunded Commitments	(826)	(59)	693
Balance at End of Period [2]	$157,264	$164,297	$203,779

Components
Allowance for Credit Losses - Loans and Leases	152,028	157,821	198,343
Allowance for Credit Losses - Accrued Interest Receivable	-	414	2,392
Reserve for Unfunded Commitments	5,236	6,062	3,044
Total Reserve for Credit Losses	$157,264	$164,297	$203,779

Average Loans and Leases Outstanding	$12,290,402	$12,086,705	$11,952,587

Ratio of Net Loans and Leases Charged-Off to
Average Loans and Leases Outstanding (annualized)	0.05%	0.02%	0.10%
Ratio of Allowance for Credit Losses to Loans and Leases Outstanding [3]	1.21%	1.29%	1.63%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] Included in this analysis is activity related to the Company's reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.
[3] The numerator comprises the Allowance for Credit Losses - Loans and Leases.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Three Months Ended March 31, 2022
Net Interest Income	$70,235	$46,349	$8,679	$125,263
Provision for Credit Losses	1,683	(197)	(6,986)	(5,500)
Net Interest Income After Provision for Credit Losses	68,552	46,546	15,665	130,763
Noninterest Income	31,969	10,198	1,384	43,551
Noninterest Expense	(81,698)	(18,669)	(3,507)	(103,874)
Income Before Income Taxes	18,823	38,075	13,542	70,440
Provision for Income Taxes	(4,710)	(9,197)	(1,699)	(15,606)
Net Income	$14,113	$28,878	$11,843	$54,834
Total Assets as of March 31, 2022	$7,900,273	$5,174,115	$9,925,929	$23,000,317

Three Months Ended March 31, 2021
Net Interest Income	$69,762	$47,143	$3,664	$120,569
Provision for Credit Losses	2,866	50	(17,216)	(14,300)
Net Interest Income After Provision for Credit Losses	66,896	47,093	20,880	134,869
Noninterest Income	33,698	7,858	1,414	42,970
Noninterest Expense	(78,181)	(15,677)	(5,007)	(98,865)
Income Before Income Taxes	22,413	39,274	17,287	78,974
Provision for Income Taxes	(5,474)	(9,558)	(3,993)	(19,025)
Net Income	$16,939	$29,716	$13,294	$59,949
Total Assets as of March 31, 2021	$7,556,756	$5,224,386	$9,166,129	$21,947,271

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands, except per share amounts)	2022	2021	2021	2021	2021
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$94,439	$97,853	$100,570	$100,894	$99,299
Income on Investment Securities
Available-for-Sale	17,100	15,850	16,396	16,467	15,837
Held-to-Maturity	18,701	18,325	16,754	13,576	13,300
Deposits	4	1	2	-	7
Funds Sold	127	104	382	260	137
Other	202	176	159	182	185
Total Interest Income	130,573	132,309	134,263	131,379	128,765
Interest Expense
Deposits	2,353	2,898	3,837	4,152	4,329
Securities Sold Under Agreements to Repurchase	2,772	2,834	3,423	3,470	3,533
Funds Purchased	2	6	-	-	1
Other Debt	183	183	184	243	333
Total Interest Expense	5,310	5,921	7,444	7,865	8,196
Net Interest Income	125,263	126,388	126,819	123,514	120,569
Provision for Credit Losses	(5,500)	(9,700)	(10,400)	(16,100)	(14,300)
Net Interest Income After Provision for Credit Losses	130,763	136,088	137,219	139,614	134,869
Noninterest Income
Trust and Asset Management	11,276	11,693	11,415	11,682	11,278
Mortgage Banking	2,740	2,908	3,136	3,058	5,862
Service Charges on Deposit Accounts	7,272	6,861	6,510	6,065	6,128
Fees, Exchange, and Other Service Charges	12,952	14,439	13,604	13,807	13,607
Investment Securities Gains (Losses), Net	(1,545)	(1,258)	(1,259)	2,423	(1,203)
Annuity and Insurance	791	876	735	911	702
Bank-Owned Life Insurance	2,349	1,907	1,897	2,063	1,917
Other	7,716	5,148	5,340	4,422	4,679
Total Noninterest Income	43,551	42,574	41,378	44,431	42,970
Noninterest Expense
Salaries and Benefits	59,924	59,434	56,447	56,161	56,251
Net Occupancy	9,826	9,028	3,079	5,047	9,090
Net Equipment	9,153	9,105	8,924	8,796	8,878
Data Processing	4,560	4,696	4,722	4,557	6,322
Professional Fees	3,258	3,427	2,948	3,114	3,406
FDIC Insurance	1,502	1,619	1,594	1,669	1,654
Other	15,651	14,369	18,805	17,183	13,264
Total Noninterest Expense	103,874	101,678	96,519	96,527	98,865
Income Before Provision for Income Taxes	70,440	76,984	82,078	87,518	78,974
Provision for Income Taxes	15,606	13,147	20,025	19,985	19,025
Net Income	$54,834	$63,837	$62,053	$67,533	$59,949
Preferred Stock Dividends	1,969	1,969	1,006	-	-
Net Income Available to Common Shareholders	$52,865	$61,868	$61,047	$67,533	$59,949

Basic Earnings Per Common Share	$1.33	$1.56	$1.53	$1.69	$1.51
Diluted Earnings Per Common Share	$1.32	$1.55	$1.52	$1.68	$1.50

Balance Sheet Totals
Loans and Leases	$12,544,492	$12,259,076	$12,072,750	$12,041,378	$12,140,703
Total Assets	23,000,317	22,784,941	22,965,383	22,672,183	21,947,271
Total Deposits	20,716,287	20,360,108	20,493,678	20,169,709	19,556,651
Total Shareholders' Equity	1,448,885	1,611,611	1,597,109	1,583,531	1,360,221

Performance Ratios
Return on Average Assets	0.97%	1.12%	1.07%	1.23%	1.15%
Return on Average Shareholders' Equity	14.18	15.92	15.41	19.17	17.65
Return on Average Common Equity	15.44	17.40	17.08	19.61	17.65
Efficiency Ratio [1]	61.53	60.18	57.38	57.47	60.45
Net Interest Margin [2]	2.34	2.34	2.32	2.37	2.43

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends						Table 15
	Two Months Ended		Year Ended
(dollars in millions; jobs in thousands)	February 28, 2022		December 31, 2021		December 31, 2020
Hawaii Economic Trends
State General Fund Revenues [1]	$1,543.9	41.1%	$8,147.0	27.0%	$6,415.1	(12.3)%
General Excise and Use Tax Revenue [1]	706.6	27.8	3,604.3	18.6	3,038.8	(15.6)
Jobs [2]	644.3		642.6		594.4

				March 31,	December 31,
				2022	2021	2020
Unemployment, seasonally adjusted [3]
Statewide				4.1%	4.3%	9.8%
Honolulu County				4.0	4.1	8.9
Hawaii County				4.0	4.1	9.2
Maui County				4.8	5.1	13.7
Kauai County				4.6	5.9	13.5

			March 31,	December 31,
(percentage change, except months of inventory)			2022	2021	2020	2019
Housing Trends (Single Family Oahu) [4]
Median Home Price			20.2%	19.3%	5.2%	(0.1)%
Home Sales Volume (units)			(2.6)%	17.9%	2.3%	3.9%
Months of Inventory			1.0	0.8	1.4	2.5

			Monthly Visitor Arrivals,		Percentage Change
(in thousands)			Not Seasonally Adjusted		from Previous Year
Tourism [5]
February 28, 2022				623.7		165.1%
January 31, 2022				567.2		229.8
December 31,2021				753.7		219.6
November 30, 2021				613.4		233.8
October 31, 2021				550.8		618.2
September 30, 2021				505.9		2,647.9
August 31, 2021				722.4		2,993.0
July 31, 2021				879.6		3,798.4
June 30, 2021				791.1		4,534.7
May 31, 2021				629.7		6,807.4
April 30, 2021				484.1		10,506.3
March 31, 2021				439.8		1.1
February 28, 2021				235.3		(71.6)
January 31, 2021				172.0		(80.1)
December 31, 2020				235.8		(75.2)
November 30, 2020				183.8		(77.3)
October 31, 2020				76.7		(90.4)
September 30, 2020				18.4		(97.5)
August 31, 2020				23.4		(97.5)
July 31, 2020				22.6		(97.7)
June 30, 2020				17.1		(98.2)
May 31, 2020				9.1		(98.9)
April 30, 2020				4.6		(99.5)
March 31, 2020				434.9		(53.7)
February 29, 2020				828.1		5.8
January 31, 2020				862.6		5.1

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U.S. Bureau of Labor Statistics
[3] Source: University of Hawaii Economic Research Organization (UHERO)
[4] Source: Honolulu Board of Realtors
[5] Source: Hawaii Tourism Authority